UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22807
Pathway Capital Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Pathway Capital Opportunity Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30
Date of reporting period: June 30, 2018

Item 1. Report to Stockholders.
The annual report to stockholders for the year ended June 30, 2018 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Pathway Capital Opportunity Fund, Inc. (“Company”) is an externally managed, non-diversified, closed-end investment management company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). We operate as an interval fund under Rule 23c-3 of the 1940 Act. As such, on October 25, 2017 we adopted a fundamental policy to make a mandatory repurchase offer of no less than 5% of the shares outstanding in each calendar quarter of each year, at a price equal to the net asset value (“NAV”) per share. We have elected to be treated for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

INVESTMENT STRATEGY
The Company’s investment strategy is to invest, under normal circumstances, at least 50% of our total assets, that is net assets plus borrowings, in securities of Infrastructure companies and Infrastructure-Related companies. The Company considers Infrastructure companies to include companies that derive at least 50% of their revenues, gross profit or EBITDA from the ownership, management, development, construction, maintenance, renovation, enhancement or operation of Infrastructure assets. The Company considers Infrastructure-Related companies to be those that derive at least 50% of their revenues, gross profit or EBITDA from providing products or services to Infrastructure companies. This investment strategy may be changed by our Board of Directors if we provide our stockholders with at least 60 days prior written notice. As part of our investment objective to generate current income, the Company can invest up to 50% of our total assets in other securities, including senior debt, subordinated debt, preferred equity, dividend paying equity and the equity and junior debt tranches of a type of pools of broadly syndicated loans known as Collateralized Loan Obligations, or “CLOs.” The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate or mortgages.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 3

Letter to Stockholders

Dear Stockholders,

We are pleased to present this annual report of Pathway Capital Opportunity Fund, Inc. (“we,” “us,” “our,” the “Company” or“ Pathway”) for the year ended June 30, 2018. Pathway paid distributions of approximately $0.86 per share during the year ended June 30, 2018.

Pathway’s net asset value (“NAV”) as of June 30, 2018 was $12.71 per Class A shares and $12.73 per Class I shares. The 6.1% and 5.9% decreases in NAV, respectively, from $13.53 per share as of June 30, 2017, is primarily due to a decrease in the unrealized fair market value of its portfolio holdings, including Jonah Energy LLC, Weatherford Bermuda, and collateralized loan obligation (“CLO”) investments. These decreases were partially offset by several positive cash realizations of Pathway’s bond investments during the year ended June 30, 2018.

None of Pathway’s debt investments were on non-accrual as of June 30, 2018.

M. Grier Eliasek

Chief Executive Officer

This letter may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Pathway Capital Opportunity Fund, Inc. Words such as “believes,” “expects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by unknowable future events and conditions, including elements of the future that are or are not under the control of Pathway Capital Opportunity Fund, Inc., and that Pathway Capital Opportunity Fund, Inc. may or may not have considered. Accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results may vary materially from any forward-looking statements. Such statements speak only as of the time when made. Pathway Capital Opportunity Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We caution investors that the past performance described above is not indicative of future returns. Index and asset class performance quoted above does not reflect the fees, expenses or taxes that a stockholder may incur. The results described above may not be representative of our portfolio.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 4

Portfolio Composition - At a Glance
Top Ten Holdings
June 30, 2018
Portfolio Company	Investment	Fair Value	% of Net Assets
Brand Energy & Infrastructure Services, Inc.	Senior Unsecured Bonds (8.50%, due 7/15/2025)	$1,017,427	12.18%
Jonah Energy LLC	Senior Unsecured Bonds (7.25%, due 10/15/2025)	811,964	9.72%
NGL Energy Partners LP	Senior Unsecured Bonds (6.88%, due 10/15/2021)	763,327	9.14%
Ferrellgas Partners LP	Senior Unsecured Bonds (8.63%, due 6/15/2020)	727,500	8.71%
CSI Compressco LP	Senior Unsecured Bonds (7.25%, due 8/15/2022)	687,188	8.23%
Calumet Specialty Products	Senior Unsecured Bonds (7.75%, due 4/15/2023)	551,287	6.60%
Ace Cash Express, Inc.	Senior Unsecured Bonds (12.00%, due 12/15/2022)	545,750	6.53%
Hexion Inc.	Senior Secured Bonds (6.63% due 4/15/2020)	516,038	6.18%
Archrock Partners, LP	Senior Unsecured Bonds (6.00%, due 4/1/2021)	499,028	5.97%
Martin Midstream Partners LP	Senior Unsecured Bonds (7.25%, due 2/15/2021)	495,000	5.93%

Portfolio Composition
Based on Fair Value

Security Type

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 5

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors
Pathway Capital Opportunity Fund, Inc.
New York, New York
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pathway Capital Opportunity Fund, Inc. (the “Company”), including the schedule of investments, as of June 30, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes, including the financial highlights for each of the two years in the period then ended and the period from August 25, 2015 (the date non-affiliate shareholders were admitted into the Company) to June 30, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at June 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and the period from August 25, 2015 (the date non-affiliate shareholders were admitted into the Company) to June 30, 2016, in conformity with accounting principles generally accepted in the United States of America.
Going Concern Uncertainty
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has not raised sufficient capital to build a large enough portfolio to generate sufficient revenue to cover its operating expenses which raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ BDO USA, LLP

We have served as the Company's auditor since 2013.

New York, New York

August 29, 2018

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 6

Statement of Assets and Liabilities
As of June 30, 2018

Assets
Investments, at fair value (amortized cost $11,296,565)	$10,940,179
Cash	587,722
Interest receivable	173,755
Due from Adviser (Note 7)	118,109
Deferred offering costs (Note 7)	64,500
Prepaid expenses	24,899
Due from Affiliate (Note 7)	12,018
Total assets	11,921,182
Liabilities
Due to Adviser (Note 7)	1,975,233
Revolving Credit Facility (Note 6)	1,350,000
Accrued expenses	128,323
Due to Administrator (Note 7)	45,833
Dividends payable	42,568
Due to Affiliates (Note 7)	20,953
Interest payable	5,108
Total liabilities	3,568,018
Commitments and contingencies (Note 11)	—
Net assets	$8,353,164

Components of net assets:
Common stock, $0.01 par value (Note 5)	$6,574
Additional paid-in capital	8,853,330
Net unrealized loss on investments	(356,386)
Accumulated net realized gain on investments	37,548
Accumulated net investment (loss)	(187,902)
Net assets	$8,353,164

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 7

Statement of Assets and Liabilities (continued)
As of June 30, 2018

Class A
Net assets	$7,933,028
Shares authorized	70,000,000
Par value	$0.01
Shares outstanding	624,354
Net asset value and redemption price per share	$12.71

Class I
Net assets	$420,136
Shares authorized	40,000,000
Par value	$0.01
Shares outstanding	33,016
Net asset value and redemption price per share	$12.73

Class C
Net assets	$—
Shares authorized	40,000,000
Par value	$0.01
Shares outstanding	—
Net asset value and redemption price per share	$—

Class L
Net assets	—
Shares authorized	50,000,000
Par value	$0.01
Shares outstanding	—
Net asset value and redemption price per share	$—

See accompanying notes to financial statements.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 8

Statement of Operations
For the year ended June 30, 2018

Investment income
Interest Income from bonds	$823,444
Interest Income from CLOs	474,873
Total investment income	1,298,317
Expenses
Amortization of offering costs (Note 7)	358,608
Administrator costs (Note 7)	357,995
Base management fees (Note 7)	264,101
Adviser shared service expense (Note 7)	216,184
Valuation services	145,457
Audit and tax expense	178,947
Transfer agent fees and expenses	132,577
Insurance expense	111,403
Interest expense	67,195
Report and notice to shareholders	56,160
Legal expense	49,565
General and administrative	27,620
Due diligence expense	16,463
Shareholder servicing fees (Class A only)	11,382
Excise tax expense	(8,777)
Total expenses	1,984,880
Expense limitation payment (Note 7)	(748,696)
Expense support payment (Note 7)	(456,660)
Net expenses	779,524
Net investment income	518,793
Net realized and unrealized gain (loss) on investments
Net realized gain on investments	181,008
Net increase in unrealized loss on investments	(704,926)
Net realized and unrealized loss on investments	(523,918)
Net decrease in net assets resulting from operations	$(5,125)

See accompanying notes to financial statements.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 9

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2018	June 30, 2017

Net increase in net assets resulting from operations:
Net investment income	$518,793	$389,875
Net realized gain on investments	181,008	17,839
Net increase (decrease) in unrealized gain on investments	(704,926)	357,968
Net increase (decrease) in net assets resulting from operations	(5,125)	765,682
Distributions to shareholders:
Return of capital distributions (Note 8)
Class A (previously Class R) (Note 5)	(383,998)	(477,100)
Class I (previously Class RIA and I) (Note 5)	(20,222)	(27,415)
Capital gain (Note 8)
Class A (previously Class R) (Note 5)	(153,184)	—
Class I (previously Class RIA and I) (Note 5)	(8,115)	—
Total distributions to shareholders	(565,519)	(504,515)
Capital transactions:
Gross proceeds from shares sold (Note 5)	789,900	2,102,877
Commissions and fees on shares sold (Note 7)	(51,969)	(163,700)
Reinvestment of distributions (Note 5)	283,674	230,005
Repurchase of common shares (Note 5)	(503,541)	(15,837)
Offering costs (Note 7)	—	14,877
Net increase in net assets from capital transactions	518,064	2,168,222
Total (decrease)/increase in net assets	(52,580)	2,429,389
Net assets:
Beginning of year	8,405,744	5,976,355
End of year(a)	$8,353,164	$8,405,744

(a) Includes accumulated net investment loss of (Note 9):	$(187,902)	$(424,002)

See accompanying notes to financial statements.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 10

Statement of Cash Flows
For the year ended June 30, 2018

Cash flows provided by operating activities:
Net decrease in net assets resulting from operations	$(5,125)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Amortization of offering costs	358,608
Purchases of investments	(4,551,898)
Proceeds from sales and redemptions of investments	5,230,764
Net increase in unrealized loss on investments	704,926
Net realized gain on investments	(181,008)
Accretion of purchase discount on investments, net	(82,530)
Decrease (Increase) in operating assets:
Due from Adviser (Note 7)	(118,109)
Due from Affiliate (Note 7)	(12,018)
Deferred offering costs (Note 7)	(227,362)
Interest receivable	(5,413)
Prepaid expenses	4,473
Increase (Decrease) in operating liabilities:
Due to Adviser (Note 7)	119,558
Due to Affiliates (Note 7)	13,744
Interest payable	116
Due to Administrator (Note 7)	13,302
Accrued expenses	39,323
Net cash provided by operating activities	1,301,351
Cash flows used in financing activities:
Gross proceeds from shares sold (Note 5)	809,900
Commissions and fees on shares sold (Note 7)	(52,366)
Distributions paid to stockholders	(293,792)
Repurchase of common shares (Note 5)	(503,541)
Borrowings under Revolving Credit Facility (Note 6)	325,000
Repayments under Revolving Credit Facility (Note 6)	(1,600,000)
Net cash used in financing activities	(1,314,799)
Net decrease in cash	(13,448)
Cash, beginning of year	601,170
Cash, end of year	$587,722

Supplemental information
Value of shares issued through reinvestment of distributions	$283,674
Interest paid during the year	$67,079

See accompanying notes to financial statements.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 11

Schedule of Investments
As of June 30, 2018

					June 30, 2018
Portfolio Investments (1)	Industry	Sector (2)	Coupon/Yield	Legal Maturity	Principal Amount	Amortized Cost	Fair Value (3)	% of Net Assets

LEVEL 2 PORTFOLIO INVESTMENTS (4)
Senior Unsecured Bonds
Ace Cash Express, Inc.	Financial	Services	12.00%	12/15/2022	$500,000	$493,110	$545,750	6.5%
Archrock Partners, LP	Energy	Services	6.00%	4/1/2021	500,000	497,145	499,027	6.0%
Brand Energy & Infrastructure Services, Inc.	Energy	Industrial	8.50%	7/15/2025	1,000,000	1,000,000	1,017,427	12.2%
Calumet Specialty Products	Energy	Downstream	7.75%	4/15/2023	550,000	523,838	551,287	6.6%
Carrizo Oil and Gas, Inc.	Energy	Upstream	7.50%	9/15/2020	191,000	193,012	192,074	2.3%
CSI Compressco LP	Energy	Services	7.25%	8/15/2022	750,000	675,537	687,188	8.2%
Ferrellgas Partners LP	Energy	Downstream	8.63%	6/15/2020	750,000	750,000	727,500	8.7%
Global Partners LP	Energy	Midstream	7.00%	6/15/2023	350,000	330,947	349,540	4.2%
Jonah Energy LLC	Energy	Upstream	7.25%	10/15/2025	1,000,000	1,000,000	811,964	9.7%
Martin Midstream Partners LP	Energy	Midstream	7.25%	2/15/2021	500,000	484,935	495,000	5.9%
NGL Energy Partners LP	Energy	Midstream	6.88%	10/15/2021	750,000	745,753	763,327	9.1%
RSP Permian, Inc.	Energy	Upstream	6.63%	10/1/2022	300,000	292,376	315,397	3.8%
Weatherford Bermuda	Energy	Services	9.88%	3/1/2039	350,000	322,886	340,764	4.1%
		Total Senior Unsecured Bonds				$7,309,539	$7,296,245	87.3%

Senior Secured Bonds
Hexion Inc.	Chemicals	Manufacturing	6.63%	4/15/2020	$550,000	$524,156	$516,038	6.2%
Total Senior Secured Bonds						$524,156	$516,038	6.2%

Total Level 2 Portfolio Investments						$7,833,695	$7,812,283	93.5%

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 12

					June 30, 2018
Portfolio Investments (1)	Industry	Sector (2)	Coupon/Yield	Legal Maturity	Principal Amount	Amortized Cost	Fair Value (3)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS
CLO - subordinated notes(5)(6)
Carlyle Global Market Strategies CLO 2014-4-R, Ltd.	Structured Finance	N/A	20.67%	7/15/2030	$250,000	$174,970	$184,133	2.2%
Carlyle Global Market Strategies CLO 2017-5, Ltd.	Structured Finance	N/A	15.86%	1/22/2030	500,000	506,401	457,386	5.5%
Galaxy XIX CLO, Ltd.	Structured Finance	N/A	12.13%	7/24/2030	250,000	166,384	139,761	1.7%
GoldenTree 2013-7A, Ltd.(7)	Structured Finance	N/A	—%	10/29/2026	250,000	73,064	55,357	0.7%
GoldenTree Loan Opportunities IX, Ltd.	Structured Finance	N/A	12.84%	10/29/2026	250,000	180,520	168,922	2.0%
Madison Park Funding XIII, Ltd.	Structured Finance	N/A	18.76%	4/22/2030	250,000	176,111	166,338	2.0%
Madison Park Funding XIV, Ltd.	Structured Finance	N/A	17.32%	7/20/2026	250,000	194,188	190,356	2.3%
Octagon Investment Partners XIV, Ltd.	Structured Finance	N/A	18.07%	7/16/2029	850,000	506,864	431,794	5.2%
Octagon Investment Partners XXI, Ltd.	Structured Finance	N/A	19.37%	11/14/2026	300,000	181,468	190,379	2.3%
Octagon Investment Partners 30, Ltd.	Structured Finance	N/A	15.73%	3/17/2030	475,000	454,309	398,348	4.8%
OZLM XII, Ltd.	Structured Finance	N/A	10.53%	4/30/2027	275,000	216,577	166,721	2.0%
Voya IM CLO 2013-1, Ltd.	Structured Finance	N/A	16.20%	10/15/2030	278,312	179,813	163,625	1.9%
Voya CLO 2016-1, Ltd.	Structured Finance	N/A	20.90%	1/21/2031	250,000	208,899	212,472	2.5%
THL Credit Wind River 2013-1 CLO, Ltd.	Structured Finance	N/A	16.13%	7/30/2030	325,000	243,302	202,304	2.4%
Total CLO - subordinated notes						$3,462,870	$3,127,896	37.5%

Total Level 3 Portfolio Investments						$3,462,870	$3,127,896	37.5%

Total Portfolio Investments						$11,296,565	$10,940,179	131.0%
Liabilities in excess of other assets							(2,070,977)	(24.8)%
Net Assets							$8,353,164	100.0%

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The upstream sector includes businesses that locate, develop or extract energy in its most basic, raw form. The midstream sector includes businesses that process, gather, transport, ship, transmit or store raw energy resources or by-products in a form suitable for refining or power generation. The downstream sector includes businesses that refine, market or distribute energy to end-user customers.

(3) Fair value is determined by or under the direction of the Company's Board of Directors (see Note 3).
(4) All Level 2 securities are pledged as collateral supporting the amounts outstanding under a revolving credit facility with BNP Paribas Prime Brokerage International, Ltd. that was closed on August 25, 2015.

(5) The CLO subordinated notes and preference/preferred shares are considered equity positions in the Collateralized Loan Obligations (“CLOs”). The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(6) All CLO subordinated notes are co-investments with other entities managed by an affiliate of the Adviser (see Note 7).
(7) Security was called for redemption and the liquidation of the underlying loan portfolio is ongoing.

See accompanying notes to financial statements.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 13

Notes to Financial Statements
June 30, 2018

Note 1. Principal Business and Organization
Pathway Capital Opportunity Fund, Inc. (formerly known as Pathway Energy Infrastructure Fund, Inc.) (the “Company,” “us,” “our,” or “we”) was incorporated under the general corporation laws of the State of Maryland on February 19, 2013 and was inactive from that date to August 25, 2015 except for matters relating to its organization and registration as an externally managed, non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, the Company has elected to be treated for tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). On August 25, 2015, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser, defined below, (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments. The Company’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. To achieve this investment objective, the Company’s investment strategy is to invest, under normal circumstances, at least 50% of our total assets, that is net assets plus borrowings, in securities of Infrastructure companies and Infrastructure-Related companies. The Company considers Infrastructure companies to include companies that derive at least 50% of their revenues, gross profit or EBITDA from the ownership, management, development, construction, maintenance, renovation, enhancement or operation of Infrastructure assets. The Company considers Infrastructure-Related companies to be those that derive at least 50% of their revenues, gross profit or EBITDA from providing products or services to Infrastructure companies. This investment strategy may be changed by our Board of Directors (the “Board”) if we provide our stockholders with at least 60 days prior written notice. As part of our investment objective to generate current income, the Company can invest up to 50% of our total assets in other securities, including senior debt, subordinated debt, preferred equity, dividend paying equity and the equity and junior debt tranches of a type of pools of broadly syndicated loans known as Collateralized Loan Obligations, or “CLOs.” The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate or mortgages.

On October 31, 2017, the Company converted to an interval fund. An interval fund is a closed-end management investment company that has adopted a fundamental policy to conduct periodic repurchases of its outstanding shares of common stock pursuant to Rule 23c-3 of the 1940 Act. Additionally, the Company began offering its shares on a continuous basis with this change. Also at this time, the Company changed its industry concentration policy from concentrating its investments in the energy and related infrastructure and industrial sectors to investing more than 25% of its assets in companies conducting their principal business in industries with exposure to Infrastructure assets. Further, the Company was required, pursuant to Rule 35d-1 under the 1940 Act, to invest at least 80% of its total assets in securities of companies that operate primarily in energy and related infrastructure and industrial sectors. In connection with the restructuring of the Company to an interval fund, the Board changed the Company’s investment strategy and the name of the Company from Pathway Energy Infrastructure Fund, Inc. to Pathway Capital Opportunity Fund, Inc.

The Company is managed by Pathway Capital Opportunity Fund Management, LLC (formerly know as Pathway Energy Infrastructure Management, LLC) (the “Adviser”), that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is 50% owned by Prospect Capital Management L.P. (“PCM”) and 50% by Stratera Holdings, LLC (“Stratera Holdings”).

The Company is offering up to 200,000,000 shares of its common stock, on a best efforts basis, at an initial offering price of $15.00 per share.

Note 2. Going Concern Matters
The Company’s financial statements have been prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business for the foreseeable future. Because many of the costs of operating the Company are not proportional to the size of the Company’s investment portfolio, including accounting/auditing, legal, insurance and administrative costs (which includes the reimbursement of the compensation of the chief financial officer, chief compliance officer, treasurer, secretary and other administrative personnel of our Administrator, as defined in Note 7), the Company must raise sufficient capital in order to build a portfolio that generates sufficient revenue to cover the Company’s expenses. As of June 30, 2018, the Company has not raised sufficient capital to build a large enough portfolio to generate sufficient revenue to cover its operating expenses and has only been able to fund distributions to shareholders through Expense Support and Expense Limitation Payments from the Adviser. Under the Expense Limitation Agreement (as defined in Note 7), the Adviser agrees to contractually waive its fees and to pay or absorb the ordinary operating expenses of the Company to help continue its operations through October 31, 2018. The preceding circumstances raise substantial doubt about the Company’s ability to continue as a going concern for at least one year after

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 14

August 29, 2018, the date the financial statements are issued. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 3. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements of ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6 and 12 of Regulation S-X.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains or losses during the reporting period. Actual results could differ from those estimates and those differences could be material.

Cash
Cash represents funds deposited with financial institutions.

Investment Valuation
The Company follows guidance under U.S. GAAP, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

Securities traded on a national securities exchange are valued at the last sale price on such exchange on the date of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities traded on the Nasdaq market are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation or, if there was no NOCP issued, at the last sale price on such day. Securities traded on the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation are valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price.

Securities traded in the over-the-counter market are valued by an independent pricing agent or more than one principal market maker, if available, otherwise a principal market maker or a primary market dealer. The Company valued over-the-counter securities by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent pricing agent and screened for validity by such service. Such securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the Board has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firm engaged by the Board.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 15

2.	The independent valuation firm prepares independent valuations based on its own independent assessments and issue its report.

3.
The Audit Committee of the Board (the “Audit Committee”) reviews and discusses with the independent valuation firm the valuation report, and then makes a recommendation to the Board of the value for each investment.

4.
The Board discusses valuations and determines the fair value of such investments in the Company’s portfolio in good faith based on the input of the Adviser, the respective independent valuation firm and the Audit Committee.

Generally, the Company's investments in loans are classified as Level 3 fair value measured securities under ASC 820 and are valued utilizing a combination of yield analysis and discounted cash flow technique, as appropriate. The yield analysis uses loan spreads and other relevant information implied by market data involving identical or comparable assets or liabilities. The discounted cash flow technique converts future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate yield, i.e. discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts.

The Company's investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using both a discounted single-path cash flow model and a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, security covenants, call protection provisions, and information rights, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the principal markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Securities Transactions
Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method.

Revenue Recognition
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Accretion of such purchase discounts or amortization of such premiums is calculated using the effective interest method as of the settlement date and adjusted only for material amendments or prepayments. Upon the prepayment of a bond, any unamortized discount or premium is recorded as interest income.

Interest income from investments in the “equity” positions of CLOs (typically income notes or subordinated notes) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is determined and updated periodically.

Due to and from Adviser
Amounts due from the Adviser are for expense support and expense limitation payments and amounts due to the Adviser are for base management fees, shareholder fees, routine non-compensation overhead, operating expenses paid on behalf of the Company and offering and organization expenses paid on behalf of the Company. The due to and due from Adviser balances are presented net on the Statement of Assets and Liabilities in accordance with ASC 210-20-45-1 because the amounts owed between the two parties are determinable, the Company has the right to offset the amount owed from the Adviser against the amount that it owes the Adviser and the Company intends to offset these balances. Amounts included on the Statement of Assets and Liabilities are presented net only to the extent that the Company or the Adviser have a current obligation to pay the amounts. All balances due from the Adviser are settled quarterly.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 16

Offering Costs
Prior to the conversion to an interval fund, offering costs incurred by the Company were capitalized to deferred offering costs on the Statement of Assets and Liabilities and amortized to expense over the 12 month period following such capitalization on a straight line basis.

Offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

Dividends and Distributions
Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes
The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. Among other things, the Company is required to distribute at least 90% of its investment company taxable income (the “Annual Distribution Requirement”) and intends to distribute all of the Company’s investment company taxable income and net capital gain to stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholders’ dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

As of June 30, 2018, the cost basis of investments for tax purposes was $11,043,815 resulting in estimated gross unrealized appreciation and depreciation of $397,440 and $501,076 respectively.

If the Company does not distribute (or is not deemed to have distributed) at least (1) 98% of its annual ordinary income; (2) 98.2% of its capital gains for the one-year period ending October 31 in that calendar year; and (3) any income recognized but not distributed in the preceding years and on which the Company paid no corporate-level tax, the Company will generally be required to pay an excise tax equal to 4% of such excess amounts. To the extent that the Company determines that its estimated current calendar year taxable income will be in excess of estimated current calendar year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. As of June 30, 2018, we do not expect to have any excise tax due for 2018 calendar year. Thus, we have not accrued any excise tax for this period.

If the Company fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the
Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

In September 2016, the IRS and U.S. Treasury Department issued proposed regulations that, if finalized, would provide that the income inclusions from a Passive Foreign Investment Company (“PFIC”) with a Qualified Electing Fund (“QEF”) election or a Controlled Foreign Corporation (“CFC”) would not be good income for purposes of the 90% Income Test unless the Company receives a cash distribution from such entity in the same year attributable to the included income. If such income were not considered “good income” for purposes of the 90% income test, the Company may fail to qualify as a RIC.

It is unclear whether or in what form these regulations will be adopted or, if adopted, whether such regulations would have a significant impact on the income that could be generated by the Company. If adopted, the proposed regulations would apply to

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 17

taxable years of the Company beginning on or after 90 days after the regulations are published as final. The Company is monitoring the status of the proposed regulations and is assessing the potential impact of the proposed tax regulation on its operations.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold are recorded as a tax benefit or expense in the current period. As of June 30, 2018 and for the year then ended, the Company did not have a liability for any unrecognized tax benefits. Management has analyzed the Company’s positions expected to be taken on its income tax return for the year ended June 30, 2018 and has concluded that as of June 30, 2018 no provision for uncertain tax position is required in the Company’s financial statements. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. All federal and state income tax returns for each tax year in the three-year period ended June 30, 2017 and for the year ended June 30, 2018 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Recent Accounting Pronouncements
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), which addresses certain aspects of cash flow statement classification. One such amendment requires cash payments for debt prepayment or debt extinguishment costs to be classified as cash outflows for financing activities. ASU 2016-15 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. An entity that elects early adoption must adopt all of the amendments in the same period. The adoption of the amended guidance in ASU 2016-15 is not expected to have a significant effect on our financial statements and disclosures.
In October 2016, the SEC adopted significant reforms under the 1940 Act that impose extensive new disclosure and reporting obligations on most 1940 Act funds (collectively, the “Reporting Rules”). The Reporting Rules greatly expand the volume of information regarding fund portfolio holdings and investment practices that must be disclosed. The adopted amendments to Regulation S-X for 1940 Act funds require additional information to be disclosed in the schedule of investments filing (among other changes). The amendments to Regulation S-X are effective for reporting periods ending after August 1, 2017. The increased reporting did not have a material impact on our financial statements.

In March 2017, the FASB issued ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (“ASU 2017-08”). The amendments in ASU 2017-08 require premiums on purchased callable debt securities to be amortized to the security’s earliest call date. Prior to this ASU, premiums and discounts on purchased callable debt securities were generally required to be amortized to the security’s maturity date. The amendments in ASU 2017-08 do not require any changes to treatment of securities held at a discount. ASU 2017-08 is effective on January 1, 2019, with early adoption permitted. Although the Company is still evaluating the effect of ASU 2017-08, it does not expect the amendments to have a material impact on its financial statements.
In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which amends accounting guidance for revenue recognition arising from contracts with customers. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration the entity expects to be entitled to in exchange for those goods or services. In August 2015, the FASB also issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of the standard for one year. As a result, the guidance is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted as of fiscal years beginning after December 15, 2016,

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 18

including interim periods within those fiscal years. Based on the scope exception in Topic 606, this guidance will have no impact on the Company.

Note 4. Portfolio Investments
Purchases of investment securities (excluding short-term securities) for the year ended June 30, 2018 were $4,551,898.

Sales and redemptions of investment securities (excluding short-term securities) for the year ended June 30, 2018 were $5,230,764.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of June 30, 2018:

	Level 1	Level 2	Level 3	Total
Assets
Senior Unsecured Bonds	$—	$7,296,245	$—	$7,296,245
Senior Secured Bonds	—	516,038	—	516,038
CLO - subordinated notes	—	—	3,127,896	3,127,896
Total	$—	$7,812,283	$3,127,896	$10,940,179

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value:

	Second Lien Term Loan	CLO - subordinated notes	Total
Fair Value at June 30, 2017	$967,000	$1,680,205	$2,647,205
Realized gain on investments	—	—	—
Net increase/(decrease) in unrealized gain on investments	11,515	(378,010)	(366,495)
Purchases of investments	—	1,832,522	1,832,522
Proceeds from redemption of investment	(1,000,000)	—	(1,000,000)
Accretion (amortization) of purchase discount and premium, net	21,485	(6,821)	14,664
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—
Fair Value at June 30, 2018	$—	$3,127,896	$3,127,896

Net increase in unrealized loss attributable to Level 3 investments still held at the end of the year	$—	$(378,010)	$(378,010)

(1) There were no transfers between Level 1 and Level 2 during the year.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of June 30, 2018:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range(1)(2)	Weighted Average(1)(2)
CLO - subordinated notes	$3,127,896	Discounted Cash Flow	Discount Rate	15.78% - 22.78%	19.74%
Total Level 3 Investments	$3,127,896

(1) Excludes investments that have been called for redemption.
(2) Represents the implied discount rate based on our internally generated single-cash flows that is derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.
In determining the range of values for the Company's investments in the term loan, management and the independent valuation firm estimated corporate and security credit ratings and identified corresponding yields to maturity for the loan from relevant

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 19

market data. A discounted cash flow analysis is then prepared using the appropriate yield to maturity as the discount rate, to determine a range of values. As of June 30, 2018, there were no term loans held.

In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The significant unobservable input used to value the loan based on the yield analysis and discounted cash flow technique is the market yield (or applicable discount rate) used to discount the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest/dividend payments. Increases or decreases in the market yield (or applicable discount rate) would result in a decrease or increase, respectively, in the fair value measurement. Management and the independent valuation firm consider the following factors when selecting market yields or discount rates: risk of default, rating of the investment and comparable company investments, and call provisions.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
The Company’s subordinated (i.e., residual interest) investments in CLOs involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure of a CLO investment to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company has acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 20

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

If the Company acquires more than 10% of the shares in a foreign corporation that is treated as a CFC (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in PFICs (including residual interest tranche investments in CLOs that are PFICs), and may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its tax treatment as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

A portion of the Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for the portfolio of CLO investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Note 5. Capital
Prior to October 31, 2017, the Company offered three classes of shares: Class R shares, Class RIA shares and Class I shares. Class R shares were available to the general public. Class RIA shares were only available to accounts managed by registered investment advisers. Class I shares were available for purchase only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 21

advisers or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. These classes of shares differed only with respect to the sales load purchasers in the offering paid, as follows:

•For Class R shares, purchasers paid selling commissions of up to 6.0% and dealer manager fees of 2.0%;
•For Class RIA shares, purchasers paid dealer manager fees of 2.0%, but no selling commissions; and
•For Class I shares, purchasers paid no selling commissions or dealer manager fees.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which were initially designated as common stock comprising 180,000,000 of Class R shares, 10,000,000 of Class RIA shares and 10,000,000 of Class I shares. Each class of shares had identical voting and distributions rights, and bore its own pro rata portion of the Company’s expenses and had the same net asset value.

With the conversion to an interval fund, the Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock comprising 70,000,000 of Class A shares, 40,000,000 of Class I shares, 40,000,000 of Class C shares and 50,000,000 of Class L shares. All shareholders bear the common expenses of the Company and earn income and realized gains/losses from the portfolio pro rata on the average daily net assets of each class, without distinction between share classes. The classes differ in expenses and pay as follows:

•For Class A shares, purchasers pay selling commissions of up to 5.75%;
•For Class L shares, purchasers pay selling commissions of up to 4.25%;
•For Class C and Class I shares, purchasers pay no selling commissions;
•For Class A, L, and C shares, shareholders pay servicing fees of up to 0.25% of average weekly net assets;
•For Class I shares, shareholders pay no servicing fees;
•For Class L shares, shareholders pay distribution fees of up to 0.25% of our average weekly net assets;
•For Class C shares, shareholders pay distribution fees of up to 0.75% of our average weekly net assets; and
•For Class A and I shares, shareholders pay no distribution fees.

All Class R shares were converted to Class A and all Class RIA and Class I shares were converted to Class I shares as a one for one share conversion as of October 31, 2017. The dollar amount of the transfer represented the Company’s net asset value as of October 31, 2017.

Transactions in shares of common stock were as follows during the year ended June 30, 2018 and for the year ended June 30, 2017:

	Class R Shares		Class RIA Shares		Class A Shares		Class I Shares		Total
Year Ended June 30, 2018	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	41,068	$629,900	—	$—	11,712	$160,000	—	$—	52,780	$789,900
Shares issued from reinvestment of distributions	9,224	124,160	94	1,264	11,752	156,592	125	1,658	21,195	283,674
Repurchase of common shares	(10,046)	(136,524)	—	—	(27,935)	(367,017)	—	—	(37,981)	(503,541)
Transfer of shares (out)(1)	(628,825)	(8,501,714)	(6,454)	(87,258)			(26,437)	(357,428)	(661,716)	(8,946,400)
Transfer of shares in (1)	—	—	—	—	628,825	8,501,714	32,891	444,686	661,716	8,946,400
Net increase/(decrease) from capital transactions	(588,579)	$(7,884,178)	(6,360)	$(85,994)	624,354	$8,451,289	6,579	$88,916	35,994	$570,033
(1) This represents the transfer of shares that occurred as part of the conversion to an interval fund.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 22

	Class R Shares		Class RIA Shares		Class A Shares		Class I Shares		Total
Year ended June 30, 2017	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	133,321	$2,028,877	5,194	$74,000	—	$—	—	$—	138,515	$2,102,877
Shares issued from reinvestment of distributions	16,790	223,475	135	1,801	—	—	357	4,729	17,282	230,005
Repurchase of common shares	(1,131)	(15,837)	—	—	—	—	—	—	(1,131)	(15,837)
Net increase from capital transactions	148,980	$2,236,515	5,329	$75,801	—	$—	357	$4,729	154,666	$2,317,045

At June 30, 2018, the Company has 624,354 and 33,016 of Class A shares and Class I shares issued and outstanding, respectively.

At June 30, 2017, the Company had 588,579, 6,360 and 26,437 of Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively.

Share Repurchase Program
Prior to the conversion to an interval fund on October 31, 2017, the Company conducted quarterly tender offers pursuant to its share repurchase program. The Company’s Board considered the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.
The Company limited the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Company offered to repurchase may have been less in light of the limitations noted below. At the discretion of the Company’s Board, the Company may have used cash on hand, and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition, the Company limited the number of shares to be repurchased during any calendar year to the number of shares the Company could have repurchased with the proceeds the Company receives from the sale of its shares under its distribution reinvestment plan. The Company offered to repurchase such shares at a price equal to the net asset value per share of our common stock specified in the tender offer. The Company’s Board may have suspended or terminated the share repurchase program at any time. The first such tender offer commenced in September 2016.

After the conversion to an interval fund, the Company offers to repurchase 5% of our outstanding shares on a quarterly basis. As an interval fund, the Company has adopted a fundamental policy to make one mandatory repurchase offer in each calendar quarter of each year, at a price equal to the NAV per share, of no less than 5% of the shares outstanding and no more than 25% of shares outstanding.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 23

The following table sets forth the number of common shares that were repurchased by the Company in each tender offer:

Quarterly Offer Date	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
For year ended June 30, 2017
September 30, 2016 (1)	N/A	—	—%	$—	$—
December 31, 2016	January 25, 2017	772	100.00%	14.00	10,803
March 31, 2017	April 27, 2017	359	100.00%	14.02	5,034
Total for year ended June 30, 2017		1,131			15,837

For year ended June 30, 2018
June 30, 2017	July 31, 2017	4,801	61%	13.61	65,335
September 30, 2017	October 30, 2017	5,246	81%	13.57	71,189
December 31, 2017	January 23, 2018	5,689	100%	13.56	77,152
March 31, 2018	April 30, 2018	22,245	100%	13.03	289,865
Total for year ended June 30, 2018		37,981			$503,541
(1)No shares were tendered pursuant to this offer to repurchase.

On July 3, 2018, the Company made an offer to purchase no less than 5% of the shares outstanding and no more than 7% of shares outstanding. The offer began on July 3, 2018 and expired at 4:00 PM, Eastern Time, on August 2, 2018. A total of 31,716 shares were repurchased at a purchase price of $12.67 per Class A share and $12.70 per Class I share.

Note 6. Revolving Credit Facility
On August 25, 2015, we closed on a credit facility with BNP Paribas Prime Brokerage International, Ltd. (the “Revolving Credit Facility”). The Revolving Credit Facility included an accordion feature which allowed commitments to be increased up to $25,000,000 in the aggregate. Interest on borrowings under the Revolving Credit Facility is three-month LIBOR plus 120 basis points with no minimum LIBOR floor.

As of June 30, 2018, we had $1,350,000 outstanding on our Revolving Credit Facility, and we had availability in addition to our outstanding borrowings of $239,892. As additional eligible investments are pledged under the Revolving Credit Facility, we will generate additional availability up to the current commitment amount of $25,000,000. As of June 30, 2018, the investments used as collateral for the Revolving Credit Facility had an aggregate fair value of $7,812,283 which represents 71% of our total investments.

The agreement governing our Revolving Credit Facility requires us to comply with certain financial and operational covenants. These covenants include:

•	Restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

•	Restrictions on our ability to incur liens; and

•	Maintenance of a minimum level of stockholders’ equity.
As of June 30, 2018, we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will continue to comply with the covenants in our credit facility. Failure to comply with these covenants would result in a default under this facility which, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the facility and thereby have a material adverse impact on our business, financial condition and results of operations.
During the year ended June 30, 2018, we recorded $67,195 of interest expense related to our revolving credit facility.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 24

Note 7. Transactions with Affiliates
Investment Advisory Agreement
On September 2, 2014, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser manages the day-to-day investment operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

For the year ended June 30, 2018, expenses incurred by the Company in connection with the Investment Advisory Agreement were as follows:

Description	Expense	Payable
Base management fee(1)	$264,101	$61,540
Routine non-compensation overhead expenses(2)	32,969	7,693
Incentive fees	—	—

(1) The payable amount is presented net as part of Due to Adviser on the Statement of Assets and Liabilities.

(2) The payable amount is presented net as part of Due to Adviser on the Statement of Assets and Liabilities and as part of Adviser shared service expense in the Statement of Operations.

Distribution and Shareholder Servicing Fees
The Company has adopted a “Shareholder Servicing Plan” with respect to our Class A , Class L and Class C shares under which it may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed our shares. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Company, account reconciliations with our transfer agent, facilitation of electronic delivery to clients of our documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as it or the Adviser may reasonably request. Under the Shareholder Services Plan, the Company, with respect to Class A, Class L and Class C shares, may incur expenses (“Shareholder Servicing Fee”) on an annual basis equal up to 0.25% of our average weekly net assets attributable to Class A, Class L and Class C shares, respectively. As of June 30, 2018, $2,485 was included in Due to Adviser for unpaid Shareholder Servicing Fees. Provasi Securities, LP (the “Dealer Manager” or “Provasi”), an indirect wholly-owned subsidiary of Stratera Holdings, acts as dealer manager for the offering and manages a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Company, with respect to its Class C and Class L shares, is authorized under a “Distribution Plan” to pay to the Dealer Manager a Distribution Fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of Class C and Class L shares. The Distribution Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although we are not an open-end investment company, we have undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 25

based distribution fees. Under the Distribution Plan, we pay the Dealer Manager a fee (“Distribution Fee”) at an annual rate of 0.25% and 0.75% of our average weekly net assets attributable to Class L shares and Class C shares, respectively.

On March 13, 2018, the Dealer Manager of the Company provided notice to the Company that Provasi is terminating the Dealer Manager Agreement, dated as of October 31, 2017, between the Company and Provasi. The termination effective as of May 13, 2018 and as such, the Dealer Manager is no longer entailed to Shareholder Servicing Fee or Distribution Fee.

Expense Support and Conditional Reimbursement Agreement
We entered into an expense support and conditional reimbursement agreement (the “Expense Support Agreement”) with our Adviser, whereby our Adviser agreed to reimburse us for operating expenses in an amount equal to the difference between distributions to our stockholders for which a record date has occurred in each quarter less the sum of our net investment income, the net realized capital gains/losses and dividends and other distributions paid to us from our portfolio investments during such period (“Expense Support Reimbursement”). To the extent that there are no dividends or other distributions to our stockholders for which a record date has occurred in any given quarter, then the Expense Support Reimbursement for such quarter was equal to such amount necessary in order for Available Operating Funds (as defined below) for the quarter to equal zero. The Expense Support Agreement including any amendments, remained in effect until October 31, 2017. Any payments required to be made by our Adviser under the Expense Support Agreement for any quarter were paid by our Adviser to us in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from us to our Adviser, no later than the earlier of (i) the date on which we close our books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by us (the “Expense Payment Date”). We had a conditional obligation to reimburse our Adviser for any amounts funded by our Adviser under the Expense Support Agreement. Following any calendar quarter in which Available Operating Funds in such calendar quarter exceed the cumulative distributions to stockholders for which a record date has occurred in such calendar quarter (“Excess Operating Funds”) on a date mutually agreed upon by our Adviser and us (each such date, a “Reimbursement Date”), we paid such Excess Operating Funds, or a portion thereof, to the extent that we had cash available for such payment, to our Adviser until such time as all Expense Payments made by our Adviser to us had been reimbursed; provided that (i) the operating expense ratio as of such Reimbursement Date is equal to or less than the operating expense ratio as of the Expense Payment Date attributable to such specified Expense Payment; (ii) the annualized distribution rate, which included all regular cash distributions paid and excluded special distributions or the effect of any stock dividends paid, as of such Reimbursement Date was equal to or greater than the annualized distribution rate as of the Expense Payment Date attributable to such specified Expense Payment; and (iii) such specified Expense Payment Date was not earlier than three years prior to the Reimbursement Date.

On March 29, 2016, we amended and restated the Expense Support Agreement (“Amended Expense Support Agreement”) to revise the definition on Available Operating Funds. Available Operating Funds was defined under the Amended Expense Support Agreement as the sum of (i) our net investment income (minus any reimbursement payments payable to our Adviser), (ii) our net realized capital gains/losses and (iii) dividends and other distributions paid to us on account of our portfolio investments. However, for Expense Payments made under the prior version of the Expense Support Agreement, we calculated Available Operating Funds for the purpose of determining whether we are obligated to make reimbursements to our Adviser as the sum of (i) our net investment income, (ii) the net realized capital gains/losses, (iii) the changes in unrealized losses, and (iv) dividends and other distributions paid to us from our portfolio investments. The calculation of changes in unrealized losses shall only reflect further reduction in value of individual investments from the largest previously recorded unrealized loss for such individual investment. Realized losses will only include the amount in excess of the largest previously recorded unrealized loss for the same investment..

The purpose of the Expense Support Agreement was to minimize distributions to stockholders from us being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until we had raised sufficient capital to be able to absorb such expenses. However, such distributions may still be characterized as a return of capital for U.S. federal income tax purposes.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 26

The following table provides information regarding obligations incurred by the Adviser pursuant to the Expense Support Agreement:

Period Ended	Expense Support Payments Due from Adviser	Expense Support Payments Reimbursed to Adviser	Unreimbursed Expense Support Payments	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
September 30, 2015	397,382	—	397,382	8.52%	6.00%	September 30, 2018
December 31, 2015	320,756	—	320,756	8.66%	6.00%	December 31, 2018
March 31, 2016	334,176	—	334,176	7.36%	6.00%	March 31, 2019
June 30, 2016	126,468	—	126,468	3.52%	6.00%	June 30, 2019
September 30, 2016	235,836	—	235,836	4.78%	6.00%	September 30, 2019
December 31, 2016	306,410	—	306,410	4.65%	5.84%	December 31, 2019
March 31, 2017	228,380	—	228,380	3.59%	6.00%	March 31, 2020
June 30, 2017	94,722	—	94,722	3.04%	6.00%	June 30, 2020
September 30, 2017	340,295	—	340,295	3.90%	6.00%	September 30, 2020
October 31, 2017	116,365	—	116,365	1.75%	6.00%	October 31, 2020
		Total	$2,500,790

(1) Operating expense ratio is as of the date the expense support payment obligation was incurred by the Adviser and includes all expenses borne by the Company, except for organizational and offering expenses, base management fees, and any interest expense attributable to indebtedness incurred by the Company.

(2)Annualized distribution rate equals the annualized rate of distributions to stockholders based on the amount of the regular distributions paid immediately prior to the date the expense support payment obligation was incurred by the Adviser. Annualized distribution rate does not include bonus distributions paid to stockholders.

During the year ended June 30, 2018, the Adviser’s obligation to the Company was $456,660 for expense support pursuant to the Expense Support Agreement. As of June 30, 2018, no expense support is due from the Adviser to the Company, which is presented net of amounts due to the Adviser on the Statement of Assets and Liabilities.

Expense Limitation Agreement
The Expense Support Agreement and Amended Expense Support Agreement were terminated with the adoption of the Expense Limitation Agreement (as described below). However, we continue to be obligated to reimburse the Adviser for Expense Payments pursuant to the terms of the Expense Support Agreement described above. Reimbursements for payments prior to March 29, 2016 will be made per the Expense Support Agreement terms. Reimbursement payments from March 29, 2016 to the present will be made under the Amended Expense Support Agreement. The Company will have no obligation to reimburse the Adviser for Expense Payments beyond three years from the date on which the Expense Payment was made, regardless of whether the Adviser waives reimbursement at any point during this period.
The Adviser and the Company have entered into an Expense Limitation Agreement on October 31, 2017 under which the Adviser has agreed contractually to waive its fees and to pay or absorb the operating expenses of the Company, including offering expenses, any shareholder servicing fees, and other expenses described in the Investment Advisory Agreement, but not including any portfolio transaction or other investment-related costs (including brokerage commissions, dealer and underwriter spreads, prime broker fees and expenses and dividend expenses related to short sales), interest expenses and other financing costs, distribution fees, extraordinary expenses and acquired fund fees and expenses, to the extent that they exceed the expense limitation per class on a per annum basis of the Company's average weekly net assets, through October 31, 2018 (the “Expense Limitation”). In consideration of the Adviser's agreement to limit the Company's expenses, the Company has agreed to repay the Adviser in the amount of any fees waived and Company expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years following the end of the fiscal quarter in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation, or any lower limit that has been put in place, to be exceeded. The Expense Limitation Agreement may be terminated only by the Board on written notice to the Adviser. After October 31, 2018, the Expense Limitation Agreement may expire or be renewed or modified to limit expenses to a level different at the Adviser's and Board's discretion.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 27

The below table lists the Expense Limitation by Class.

Class	Expense Limitation
Class A	8.00%
Class I	7.75%
Class L	8.00%
Class C	8.00%
The following table provides information regarding obligations incurred by the Adviser pursuant to the Expense Limitation Agreement:

Period Ended	Expense Limitation Payments Due from Adviser	Expense Limitation Payments Reimbursed to Adviser	Unreimbursed Expense Limitation Payments	Eligible to be Repaid Through
December 31, 2017	$242,758	—	$242,758	December 31, 2020
March 31, 2018	279,811	—	279,811	March 31, 2021
June 30, 2018	226,127	—	226,127	June 30, 2021
	$748,696		$748,696

During the year ended June 30, 2018, the Adviser’s obligation to the Company was $748,696 for expenses incurred pursuant to the Expense Limitation Agreement. As of June 30, 2018, $226,127 of expense reimbursements are due from the Adviser to the Company, which is presented net of amounts due to the Adviser on the Statement of Assets and Liabilities.

On May 11, 2018, the Company's Adviser agreed to permanently waive its right to any reimbursement (the “Waiver”) to which it may be entitled pursuant to the Expense Support Agreement, and any amendments, or the Expense Limitation Agreement, dated as of October 31, 2017, between the Company and the Adviser, in the event the Company (i) consummates a transaction (a “Transaction”) in which the Company (x) merges with and into another company, or (y) sells all or substantially all of its assets to one or more third parties, or (ii) liquidates its assets and dissolves in accordance with the Company’s charter and bylaws (a “Dissolution” and together with a Transaction, an “Exit Event”). The Waiver will be effective as of the date on which the Company’s Board approves an Exit Event.

Administration Agreement
On September 2, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance and legal services. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and her staff. For the year ended June 30, 2018, administrative costs incurred by the Company to the Administrator were $357,995. As of June 30, 2018, $45,833 was payable to the Administrator.

The Administrator agrees to cap the administrative costs charged to the Company at an amount not to exceed $275,000 in the aggregate during the one‐year period beginning on November 1, 2017 and ending on October 31, 2018 (the “Specified Period”); However, that such dollar amount may be exceeded in the event, and to the extent, that the Adviser deems it advisable to incur greater than anticipated administrative costs as a result of non-ordinary events related to the Company.

Commissions and fees on shares sold
The Company agreed to pay the Dealer Manager selling commissions in the amount of 6.0% of the selling price of each Class R share for which a sale was completed from the shares offered in the offering.

As compensation for acting as the Dealer Manager, the Company agreed to pay the Dealer Manager a dealer manager fee in the amount of 2.0% of the selling price of each Class R share for which a sale was completed from the Class R or RIA Shares offered in the offering. The Dealer Manager was expected to re-allow the full amount of selling commissions to participating broker-

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 28

dealers and did re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

Under the Dealer Manager agreement signed under the interval fund conversion, the maximum sales load is 5.75% and 4.25% of the amount invested for Class A shares and Class L shares, respectively, while Class C and I shares are not subject to sales loads.

During the year ended June 30, 2018 the total sales load incurred through the offering of our common stock was $51,969, which includes $38,771 of selling commissions and $13,198 of dealer manager fees. These fees are charged against additional paid-in capital on the Statement of Assets and Liabilities.

The Dealer Manager’s resignation was effective May 13, 2018 and as such, no longer is selling shares.

Investor Services Agreement
The Company also entered into an investor services agreement (the “Investor Services Agreement”) under which the Company reimburses Stratera Holdings for providing investor relations support and related back-office services with respect to the Company’s investors. During the year ended June 30, 2018, Stratera Holdings incurred $183,215 of operating expenses in connection with the Investor Services Agreement, which were recorded as part of Adviser shared service expense in the Statement of Operations. During the year ended June 30, 2018 Stratera Holdings incurred $34,264 of offering costs in connection with the Investor Services Agreement, which, in conjunction with other offering costs incurred by the Adviser on behalf of the Company, were deferred as an asset and amortized, on a straight-line basis, as an expense over the 12-month period immediately following the deferral. See the Offering Costs section below for a summary of all organization and offering costs and operating expenses incurred by and payable to the Adviser on behalf of the Company.

Offering Costs
The Adviser, on behalf of the Company, paid or incurred offering costs of $227,362, which includes $34,264 of offering costs in connection with the Investor Services, during the year ended June 30, 2018.

As of June 30, 2018, $64,500 remains as a deferred asset on the Statement of Assets and Liabilities, while $358,608 has been amortized to expense in the Statement of Operations during the year ended June 30, 2018.

As of June 30, 2018, the total due to the Adviser for organization and offering costs and operating expenses paid on behalf of the Company was $2,011,533, which is broken out as follows:

Fiscal Year Ended	Organization and Offering Costs ("O&O")	Operating Expenses ("OpEx") paid on behalf of the Company	Total Due to Adviser for O&O and OpEx paid on behalf of the Company
June 30, 2013	$597,784	$—	$597,784
June 30, 2014	339,610	—	339,610
June 30, 2015	364,065	430,164	794,229
June 30, 2016	302,774	352,918	655,692
June 30, 2017	328,286	287,193	615,479
June 30, 2018	227,362	418,751	646,113
	2,159,881	1,489,026	3,648,907

Reimbursements made to the Adviser	(184,648)	(1,452,726)	(1,637,374)
Unreimbursed costs and expenses paid on behalf of the Company	$1,975,233	$36,300	$2,011,533

Upon achieving the Minimum Offering Requirement, the Adviser was entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organization and offering costs that it has funded, until all of the organization and offering costs incurred and/or paid by the Adviser have been recovered. On September 2, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2.0% of the gross proceeds of the offering of the Company’s securities until all of the organization and offering costs incurred and/or paid by the Adviser have been recovered.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 29

Co-Investments
On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”) and Priority Income Fund, Inc. (“PRIS”), a closed-end fund managed by an affiliate of PCM, subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of June 30, 2018, the Company and PRIS both hold Carlyle Global Market Strategies CLO 2017-5, Ltd., Galaxy XIX CLO, Ltd., GoldenTree 2013-7A, GoldenTree Loan Opportunities IX, Ltd., Madison Park Funding XIII, Ltd., Madison Park Funding XIV, Ltd., Octagon Investment Partners XIV, Ltd., Octagon Investment Partners XXI, Ltd., Octagon Investment Partners 30, Ltd., OZLM XII, Ltd., Voya IM CLO 2013-1, Ltd., Voya CLO 2016-1, Ltd. and THL Credit Wind River 2013-1 CLO, Ltd. (f/k/a Wind River 2013-1 CLO, Ltd.); however only Voya CLO 2016-1, Ltd. is a co-investment pursuant to the Order because all the others were purchased on the secondary market.

As of June 30, 2018, the Company and PSEC both hold an investment in Carlyle Global Market Strategies CLO 2014-4-R, Ltd. (f/k/a Carlyle Global Market Strategies CLO 2014-4, Ltd.) however this investment is not considered a co-investment pursuant to the Order as it was purchased on the secondary market.

Allocation of Expenses
The cost of valuation services for CLOs is initially borne by PRIS, which then allocates to the Company its proportional share of such expense. During the year ended June 30, 2018, PRIS has incurred $60,004 in expenses related to valuation services that are attributable to the Company. The Company reimburses PRIS for these expenses and includes them as part of valuation services in the Statement of Operations. As of June 30, 2018, $16,258 of expense is due to PRIS, which is presented as part of due to affiliates on the Statement of Assets and Liabilities.

The cost of filing software is initially borne by PSEC, which then allocates to the Company its proportional share of such expense. During the year ended June 30, 2018, PSEC has incurred $10,162 in expenses related to the filing services that are attributable to the Company. The Company reimburses PSEC for these expenses and includes them as part of general and administrative expenses in the Statement of Operations. As of June 30, 2018, $4,695 of expense is due to PSEC, which is presented as part of due to affiliates on the Statement of Assets and Liabilities.

The cost of portfolio management software is initially borne by the Company, which then allocates to PSEC its proportional share of such expense. During the year ended June 30, 2018, the Company incurred $23,603 in expenses related to the portfolio management software that is attributable to PSEC. PSEC reimburses the Company for these expenses. As of June 30, 2018, $12,018 of expense is due from PSEC, which is presented as due from affiliate on the Statement of Assets and Liabilities.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. There were no fees paid to the independent directors of the Company as the Company did not exceed the minimum net asset value required (i.e., greater than $100 million) to receive a fee for the year ended June 30, 2018. The officers do not receive any direct compensation from the Company.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 30

Note 8. Distributions to Shareholders
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. The following tables reflect the distributions per share that the Company declared and paid or are payable to its stockholders during the year ended June 30, 2018. Stockholders of record as of each respective record date were or will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share Class A (formerly Class R)(a)	Total Amount per Share Class I (formerly Class I and RIA)(a)	Amount Distributed
July 7, 14, 21 and 28, 2017	July 31, 2017	$0.07088	$0.07088	$44,525
August 4, 11, 18 and 25, 2017	August 28, 2017	0.07088	0.07088	44,975
September 1, 8, 15, 22 and 29, 2017(b)	October 2, 2017	0.08860	0.08860	56,963
October 6, 13, 20 and 27, 2017	October 30, 2017	0.07088	0.07088	46,861
November 2, 9, 16 and 25, 2017	November 27, 2017	0.07088	0.07088	46,903
November 30, 2017, December 7, 14, 21 and 28, 2017(b)	January 2, 2018	0.07825	0.07825	52,122
January 4, 11, 18 and 25, 2018	January 30, 2018	0.06224	0.06224	41,596
February 1, 8, 15 and 22, 2018	February 27, 2018	0.06880	0.06880	45,786
March 1, 8, 15, 22 and 29, 2018	April 2, 2018	0.08365	0.08370	56,074
April 5, 12, 19 and 26, 2018	April 30, 2018	0.06580	0.06585	44,514
May 3, 10, 17 and 24, 2018	May 28, 2018	0.06500	0.06510	42,632
May 31, 2018, June 7, 14, 21 and 28, 2018	July 2, 2018	0.06475	0.06485	42,568
Total declared and distributed for the year ended June 30, 2018				$565,519

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

Dividends and distributions to stockholders are recorded on the record date. The table above includes distributions with record dates during the year ended June 30, 2018 and does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following distributions were previously declared and have record dates subsequent to June 30, 2018 for Class A and Class I shares:

Record Date	Payment Date	Total Amount per Share Class A (formerly Class R)(a)	Total Amount per Share Class I (formerly Class I and RIA)(a)
July 5, 12, 19 and 26, 2018	July 30, 2018	0.06392	0.06404
August 2, 9, 16, 23 and 30, 2018	September 4, 2018	0.06405	0.06415

(a)Total amount per share represents the total distribution rate for the record dates indicated.

The Company may fund its distributions to stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from the Adviser, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

Following commencement of the Company’s public offering, substantial portions of the Company’s distributions to stockholders have been funded through Expense Payments that are subject to repayment by the Company. The purpose of this arrangement was to ensure that no portion of the Company’s distributions to stockholders was paid from offering proceeds. Any such distributions funded through Expense Payments were not based on the Company’s investment performance. The reimbursement of these Expense Payments owed to the Adviser would reduce the future distributions to which stockholders would otherwise be entitled. For the

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 31

year ended June 30, 2018, the Company was not obligated to repay any amounts to the Adviser for Expense Payments. There can be no assurance that the Company will achieve the performance necessary to sustain its distributions or that the Company will be able to pay distributions at a specific rate or at all.

The Company has adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of distributions reinvested in additional shares. Stockholders will receive distributions in cash unless specifically “opting in” to the distribution reinvestment plan to have cash distributions reinvested in additional shares of the Company. Reinvested distributions prior to the interval conversion purchased shares at a price equal to 95% of the price that shares were sold in the offering at the closing immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan. After the conversion to an interval fund, reinvested distributions are purchased at a price equal to NAV.

The Company issued 21,195 and 17,282 shares of common stock in connection with the distribution reinvestment plan for the year ended June 30, 2018 and the year ended June 30, 2017, respectively.

Note 9. Income Taxes
The information presented in this footnote is based on our most recent tax year end, which is June 30, 2018.

For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The likely and expected tax character of distributions declared and paid to shareholders during the year ended June 30, 2018 was as follows:

	Year Ended June 30, 2018	Year Ended June 30, 2017
Ordinary income	$—	$—
Capital gain	161,299	—
Return of capital	404,220	504,515
	$565,519	$504,515

While the tax character of distributions paid to shareholders for the year ended June 30, 2018 is expected to be characterized as capital gains and return of capital, the final determination of the tax character of distributions for this year will not be made until we file our tax return for the tax year ended June 30, 2018.

As of June 30, 2018. the estimated components of accumulated losses on a tax basis were as follows:

Accumulated ordinary loss	$—
Temporary differences	$(403,102)
Net unrealized loss on investments	$(103,635)

As a result of the changes in the character of the distributions for the year ended June 30, 2017, the components of accumulated earnings on a tax basis were adjusted from our prior N-CSR filing. Per the prior N-CSR filing, undistributed ordinary loss, temporary differences and net unrealized gain on investments were $(1,071,888), $(527,421) and $518,873, respectively. The revised estimated components of earnings for as of June 30, 2017 for undistributed ordinary loss, temporary differences and net unrealized gain on investments were $0, $(528,422) and $470,800, respectively.

In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs, expense payments, nondeductible federal excise taxes and net operating losses, among other items. For the year ended June 30, 2018, we increased accumulated net investment loss by $282,691 and increased additional paid in capital by $282,691.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 32

Note 10. Concentration and Credit Risks

We anticipate that our portfolio will be comprised primarily of income-oriented securities, which includes debt securities and income-focused preferred and common equity interests, of private or public Infrastructure companies and Infrastructure-Related companies within North America. We will dynamically allocate our assets in varying types of investments based on our analysis of the credit markets, which may result in our portfolio becoming more concentrated in particular types of credit instruments (such as senior secured floating rate loans) and less invested in other types of credit instruments. These securities will be generally rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We currently intend to initially weight our portfolio towards senior secured and unsecured debt.

Cash held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying CLOs.

If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender’s liability claim, if, among other things, we actually render significant managerial assistance.

As the interest rate on our revolving credit facility is at a variable rate based on an index, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, an increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which could reduce our net investment income or net increase in net assets resulting from operations.

Note 11. Commitments and Contingencies
The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement if (and only to the extent that), following any fiscal quarter occurring within three years of the date on which the Adviser incurred the liability for such amount, Available Operating Funds exceeds the distributions paid by the Company to stockholders to the extent that the Company has cash available for such payment. The Company will only make reimbursement payments if its operating expense ratio is equal to or less than its operating expense ratio at the time the corresponding Expense Payment was incurred and if the annualized rate of the Company’s regular cash distributions to stockholders is equal to or greater than the annualized rate of its regular cash distributions to stockholders at the time the corresponding Expense Payment was incurred. No reimbursement will be paid to the Adviser more than three years after such corresponding Expense Payment was incurred. The Company is unable to estimate the amount that would be reimbursable to the Adviser at the time the above event occurs. However, the maximum exposure to the Company is the total of the Expense Payments from the Adviser. As of June 30, 2018, the amount of expense support that is conditionally reimbursable by the Company to the Adviser is $2,500,790.

The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Limitation Agreement for any payments made by the Adviser. The Expense Limitation Agreement payments are subject to repayment by the Fund within the three years following the end of the quarter in which the payment was made by the Adviser; provided that any such repayments shall be subject to the then-applicable expense limitation, if any, and the limit that was in effect at the time when the Adviser made the payment that is subject to repayment. If the Expense Limitation Agreement is terminated or expires pursuant to its terms, the Adviser shall maintain its right to repayment for any payment it has made under this Agreement. As of June 30, 2018, the amount of expense limitation support that is conditionally reimbursable by the Company to the Adviser is $748,696.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 33

Note 12. Financial Highlights
The following is a schedule of financial highlights for the year ended June 30, 2018. The financial highlights below include the shareholder activity prior to the conversion to an interval fund on October 31, 2017. Class A includes the activity for Class R shares from prior to the conversion and Class I includes activity for Class I and Class RIA shares for the period prior to the conversion.

	Year Ended	Year Ended
	June 30, 2018	June 30, 2018
	Class A	Class I
Per share data:
Net asset value, beginning of year	$13.53	$13.53

Net investment income(a)	0.79	0.81
Net realized and unrealized gain (loss) on investments(a)	(0.80)	(0.79)
Net increase in net assets resulting from operations	(0.01)	0.02
Distributions(b)
Return of capital distributions	(0.62)	(0.62)
Capital gain	(0.24)	(0.24)
Total Distributions	(0.86)	(0.86)
Other(c)	0.05	0.04
Net asset value, end of year	$12.71	$12.73

Total return, based on NAV(d)	0.18%	0.33%
Supplemental Data:
Net assets, end of year	$7,933,028	$420,136
Ratio to average net assets:
Expenses without expense support/limitation payment	22.69%	22.43%
Expenses after expense support/limitation payment	8.91%	8.73%
Net investment income	5.92%	6.04%

Portfolio turnover	37.42%	37.42%

(a)Calculated based on weighted average shares outstanding.
(b)The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the year. Distributions per share are rounded to the nearest $0.01.

(c) The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year.

(d) Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year and assumes that distributions are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any class of shares. Total return based on market value is not presented since the Company’s shares are not publicly traded.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 34

The following is a schedule of financial highlights for the year ended June 30, 2017 and the period ended June 30, 2016. The Company offered three classes of shares prior to the interval conversion. The only difference is only with respect to these three share classes were the sales load purchasers in the offering paid. Each class of shares had identical voting and distributions rights, and bore its own pro rata portion of the Company’s expenses and had the same net asset value. As such, the financial highlights is presented for the Company as a whole.

	Year Ended	Period Ended
	June 30, 2017	June 20, 2016(e)
Per share data:
Net asset value, beginning of year	$12.81	$13.80

Net investment income(a)	0.71	1.21
Net realized and unrealized gain (loss) on investments(a)	0.68	(0.03)
Net increase in net assets resulting from operations	1.39	1.18
Return of capital distributions(b)	(0.92)	(0.75)
Offering costs(a)	0.03	(0.62)
Other(c)	0.22	(0.80)
Net asset value, end of year	$13.53	$12.81

Total return, based on NAV(d)	13.20%	(1.75)%
Supplemental Data:
Net assets, end of year	$8,405,744	$5,976,355
Ratio to average net assets:
Expenses without expense support payment	22.05%	36.65%
Expenses after expense support payment	10.52%	3.41%
Net investment income	5.19%	11.50%

Portfolio turnover	27.54%	4.27%

(a)Calculated based on weighted average shares outstanding.
(b)The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the year or period. Distributions per share are rounded to the nearest $0.01.

(c) The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year or period.

(d) Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year or period and assumes that distributions are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any class of shares. Total return based on market value is not presented since the Company’s shares are not publicly traded. For the period less than one year, total return is not annualized.

(e)The net asset value at the beginning of the period is the net offering price as of August 25, 2015, which is the date that the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 35

Note 13. Subsequent Events
During the period from July 1, 2018 through August 29, 2018, there were no purchases or sales of investments.

On August 10, 2018, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) between the Company and Triton Pacific Investment Corporation, Inc., a Maryland corporation (“Triton”) that has elected to be regulated as business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Merger Agreement provides that the Company will merge with and into Triton in a single integrated transaction (the “Merger”), with Triton, as the combined surviving entity, being renamed as TP Flexible Income Fund, Inc. (“FLEX”). In connection with the Merger, the Company’s stockholders will have a right to receive a number of shares of Triton’s common stock equal to the result of (A) the per-share net asset value of the Company’s common stock divided by (B) the Triton per-share net asset value, determined in accordance with the Merger Agreement, at the closing of the Merger, which currently is expected to occur in the fourth calendar quarter of 2018, subject to requisite stockholder approval of the Company and Triton. Triton has filed a Combined Registration and Proxy Statement on Form N-14, which outlines the terms and conditions of the Merger and the Merger Agreement and the stockholder proposals related to the Merger and the Merger Agreement, and provides additional information about Triton.

Following completion of the Merger, Triton, as FLEX, is expected to continue to be an externally managed, non-diversified, closed-end management investment company that elects to be regulated as a business development company under the 1940 Act. As such, FLEX will be required to continue to comply with certain regulatory requirements under the 1940 Act applicable to business development companies. In addition, FLEX is expected to continue to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a result, following completion of the Merger, the Company’s stockholders will be investors in a business development company and benefit from the protections of the 1940 Act applicable to business development companies. Similar to shares of the Company’s common stock, the shares of common stock of FLEX will not be listed on an exchange and should be considered to be illiquid.

Following the merger, FLEX’s investment adviser will be Prospect Flexible Income Management, LLC. FLEX’s investment activities will be led by a team of investment professionals from the investment and operations team of Prospect Capital Management. These are the same individuals that currently manage the Company.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 36

DISTRIBUTION REINVESTMENT PLAN
Subject to the Company’s Board of Directors’ discretion and applicable legal restrictions, the Company has and intends to continue to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. The Company has adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of their cash distributions reinvested in additional shares. Any distributions of the Company’s shares pursuant to the Company’s distribution reinvestment plan are dependent on the continued registration of the Company’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Company’s distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If stockholders do not elect to participate in the plan, stockholders will automatically receive any distributions the Company declares in cash. For example, if the Company’s Board of Directors authorizes, and the Company declares, a cash distribution, then if stockholders have “opted in” to the Company’s distribution reinvestment plan, those stockholders will have their cash distributions reinvested in additional shares, rather than receiving cash distributions. During this offering, the Company generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. Prior to the conversion to an interval fund, stockholders reinvested distributions purchased shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. After the conversion to an interval fund, reinvested distributions are purchased at a price equal to NAV. Shares issued pursuant to the Company’s distribution reinvestment plan will have the same voting rights as shares offered pursuant to the prospectus.

If stockholders wish to receive their distribution in cash, no action will be required on their part to do so. If stockholders are a registered stockholders, they may elect to have their entire distribution reinvested in shares by notifying DST Systems, Inc., the reinvestment agent, and the Company’s transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If stockholders elect to reinvest their distributions in additional shares, the reinvestment agent will set up an account for shares stockholders acquire through the plan and will hold such shares in non-certificated form. If stockholders shares are held by a broker or other financial intermediary, stockholders may “opt in” to the Company’s distribution reinvestment plan by notifying their broker or other financial intermediary of their election.

The Company has and intends to use newly issued shares to implement the plan and determine the number of shares the Company will issue to stockholders as follows:

To the extent the Company’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

•
during any period when the Company is making a “best-efforts” public offering of the Company’s shares, the number of shares to be issued to stockholders was determined prior to the conversion by dividing the total dollar amount of the distribution payable to stockholders by a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date and at NAV per share subsequent to the interval conversion; and

•
during any period when the Company is not making a “best-efforts” offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to the net asset value as determined by the Company’s Board of Directors.

To the extent the Company’s shares are listed on an Exchange, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by the market price per share of the Company’s shares at the close of regular trading on such Exchange on the valuation date fixed by the Company’s Board of Directors for such distribution.

There will be no selling commissions, dealer manager fees or other sales charges to stockholders if they elect to participate in the distribution reinvestment plan. The Company will pay the reinvestment agent’s fees under the plan.

If stockholders receive their ordinary cash distributions in the form of shares, stockholders generally are subject to the same federal, state and local tax consequences as they would be had they elected to receive their distributions in cash. stockholders’ basis for determining gain or loss upon the sale of shares received in a distribution from the Company will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to stockholders’ account.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 37

MANAGEMENT
Our Board of Directors oversees our management. Our Board of Directors currently consists of five members, three of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. M. Grier Eliasek is considered an interested person of us as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser, and Frank Muller is considered an interested person of us as a result of his executive positions at certain affiliates of our Adviser. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (212) 448-0702.

Board of Directors and Executive Officers
Directors
Information regarding the Board of Directors is as follows:

Name (Age) Position(s) with the Company (Since) Address(1)	Term Expires	Number of Companies in the Fund Complex overseen by Director(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past 5 Years
Interested Directors(3)
M. Grier Eliasek (45) Director, Chairman of the Board, Chief Executive Officer and President (February 2013)	Indefinite	3
President and Chief Operating Officer of the Adviser, President and Chief Operating Officer of the Adviser of Priority Income Fund, Inc. President and Chief Operating Officer of PSEC, Managing Director of PCM and Prospect Administration

Frank Muller (56) Director (October 2018)	Indefinite	2	Chief Executive Officer of Provasi Capital Partners LP and other senior executive positions at Stratera.
Independent Directors
Andrew C. Cooper (56) Director (February 2013)	Indefinite	3
Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co-generation solutions.

William J. Gremp (75) Director (February 2013)	Indefinite	3	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.
Eugene S. Stark (60) Director (February 2013)	Indefinite	3	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.

(1)	The business address of each director of the Company is c/o Pathway Opportunity Capital Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

(2)	The Fund Complex consists of the Company, PRIS, and PSEC.

(3)
Mr. Eliasek is an interested director as defined in the 1940 Act because of his positions with PCM and the Funds. Mr. Muller is an interested director as defined in the 1940 Act because of his position as an officer of Stratera.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 38

Executive Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with the Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristin Van Dask, 39(1)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since April 2018
Ms. Van Dask has been the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Company since April 2018. Ms. Van Dask previously served as controller at Prospect Administration. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Company’s Investment Adviser, Priority Senior Secured Income Management, Priority Income Fund, Inc. and Prospect Capital Corporation.

Michael D. Cohen, 44(1)	Executive Vice President	Since February 2013
Mr. Cohen is also the Executive Vice President of the Adviser, is the President of Vertical Capital Income Fund since July 2015, and has served in numerous executive roles with other entities affiliated with Stratera Holdings since 2005.

(1)	The business address of Ms. Van Dask and Mr. Cohen is c/o Pathway Capital Opportunity Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Compensation of Directors
The following table sets forth compensation of our directors for the year ended June 30, 2018.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
M. Grier Eliasek	$—	$—	$—
Frank Muller	—	—	—
Independent Directors
Andrew C. Cooper	—	—	—
William J. Gremp	—	—	—
Eugene S. Stark	—	—	—
(1)For a discussion of the independent directors’ compensation, see below.
(2)We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. Subsequent to meeting our minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or our Adviser will be entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors will be Messrs. Cooper, Gremp and Stark. Amounts payable under this arrangement have been and will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 - $100,000,000	$—
$100,000,001 - $300,000,000	35,000
$300,000,001 - $500,000,000	50,000
$500,000,001 - $1 billion	75,000
>$1 billion	100,000

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 39

Compensation of Executive Officers
Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Prospect Capital Management, Prospect Administration or Stratera Holdings or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement between the Company and our Adviser, the Administration Agreement between the Company and Prospect Administration or the Investor Services Agreement between the Company and Stratera Priority Investor Services LLC, an affiliate of Stratera. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration, Stratera Holdings or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse Prospect Administration for our actual and allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement. We also reimburse Stratera Pathway Investor Services for the costs and expenses incurred by Behringer Harvard Pathway Investor Services in performing its obligations and providing personnel and facilities under the Investor Services Agreement.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 40

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on April 24, 2018, our Board of Directors, including all of the directors that are not interested persons of the Company, unanimously voted to reapprove the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the Board reviewed and considered a significant amount of information including: (1) the nature, quality and extent of the advisory and other services that have been provided to the Company by the Adviser; (2) the investment performance of the Company; (3) comparative fee information on fees paid by other registered management investment companies and business development companies with similar investment objectives; (4) comparative fee information on fees charged by affiliates of the Adviser to other investment companies; (5) the Company’s operating expenses compared to registered management investment companies with similar investment objectives; (6) information about the Adviser’s profitability and economies of scale; and (7) various other factors.

The Board’s decision to renew the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board at the April. 24, 2018 meeting and based on information provided to the Board at its meetings throughout the year. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors. Among other factors, the Board requested, considered and evaluated information regarding:

Nature, Extent and Quality of Services

The Board considered the services being provided to the Company by the Adviser and the personnel who would be providing such services. The Board considered that the Adviser does not currently have any employees but has access to employees of Prospect Capital Management (“PCM”). The Board considered the due diligence that PCM’s personnel conduct with respect to prospective investments and the ongoing monitoring of the Company’s investments that is conducted. The Board also reviewed information concerning the compliance program of the Adviser and the Company.

Based on a review of the above information, together with the factors referenced below, the Board concluded that it was generally satisfied with, and that the Company should continue to benefit from, the nature, extent and quality of services provided to the Company by the Adviser.

Performance

The Board reviewed detailed information regarding the performance of the Company over a number of periods since the Company’s inception. The Board also reviewed information comparing the performance of the Company to the performance of three closed-end funds with similar investment strategies. The Board also noted that the two other funds that were reviewed utilized more leverage than the Company.

Investment Advisory Fee Rates and Total Expense Ratio

The Board then reviewed and considered the advisory fee rates, including the base management fee and incentive fee, payable by the Company to the Adviser under the Investment Advisory Agreement and the itemized expenses and total expense ratio of the Company for calendar year 2017. Additionally, the Board received and considered information comparing the advisory fee rates and operating expense ratio to similarly situated funds.

The Board noted that the Company’s base management fee rate was equal to that of a majority of the other funds reviewed. The Board also noted that, while the Company’s incentive fee rate was the same as almost all of the funds reviewed, the Company’s incentive fee hurdle was lower than a large majority of the other funds. Based on the information reviewed, the Board determined that, while there were differences in the fee structures among the funds reviewed, the fees that the Company paid to the Adviser were in line with other funds in the industry in which the Company competes. In terms of overall expenses, the Board noted that the Company had the fewest net assets of the funds to which it was being compared.

Profitability

The Board also considered a profitability analysis of the Adviser and its affiliates with respect to the Company. The Board concluded that, in light of the costs of providing investment advisory services to the Company, the Adviser’s profitability was not excessive.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 41

Economies of Scale

The Board considered that, given the size of the Company, no significant economies of scale have been achieved at this time.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Company. Based on information provided by the Adviser, the Board concluded that these benefits were not material.

Based on the information reviewed and the discussions detailed above, the Board approved of the renewal of the Investment Advisory Agreement, including the base management fee, the incentive fee and other amounts payable by the Company thereunder, including the reimbursement for routine non-compensation overhead expenses of the Adviser and its investment affiliates up to 0.25% per annum of the Company’s average gross assets determined on a quarterly basis, and determined that such compensation was fair and reasonable.
ADDITIONAL INFORMATION
Portfolio Information
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within 60 days after the end of the relevant period. Form N-Q filings of the Company are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information will also be available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.pathwaycapitalfund.com.

Proxy Information
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 448-0702; (ii) on the Company’s website at http://www.pathwaycapitalfund.com (iii) on the SEC’s website at http://www.sec.gov and (iv) included in Item 7 of this Form N-CSR.

The Company did not hold any voting securities and accordingly did not vote any proxies during the most recent 12-month period ended June 30, 2016. You may obtain information, without charge, regarding how the Company voted proxies with respect to its portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Pathway Capital Opportunity Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Tax Information
For tax purposes, distributions to stockholders during the year ended June 30, 2018 were $161,299 of capital gains and $404,220 of return of capital.

Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains our privacy policies and our affiliated companies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below:

•	Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

•
Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 42

•
Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 43

BOARD OF DIRECTORS
Independent Directors
Andrew C. Cooper
William J. Gremp
Eugene S. Stark

Interested Directors(1)
M. Grier Eliasek
Frank Muller

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Kristin Van Dask, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary
Michael D. Cohen, Executive Vice President

ADVISER
Pathway Capital Opportunity Fund Management, LLC
10 East 40th Street, 42nd Floor
New York, NY 10016
____________

(1)As defined under the Investment Company Act of 1940, as amended.

2018 ANNUAL REPORT
Pathway Capital Opportunity Fund, Inc.                                 44

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive
Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Pathway Capital Opportunity Fund, Inc. The Registrant’s code of ethics can be accessed via its website at http://www.pathwaycapitalfund.com. There were no amendments to the code of ethics during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics during the period covered by this report. This information is also available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.pathwaycapitalfund.com.

Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is Eugene S. Stark based on his experience in financial and accounting matters. Mr. Stark is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.
Audit Fees. The aggregate fees billed for professional services rendered by BDO USA, LLP (“BDO”), the Registrant’s independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ended June 30, 2018 was approximately $109,500 and for the fiscal year ended June 30, 2017 was $89,500.

a.
Audit-Related Fees. The aggregate fees billed for assurance and related services rendered by BDO that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended June 30, 2018 was approximately $69,750 and for the fiscal year ended June 30, 2017 was $73,000.

b.
Tax Fees. The aggregate fees billed for professional services by BDO for tax compliance, tax advice and tax planning in the fiscal year ended June 30, 2018 was approximately $6,000 and for the fiscal year ended June 30, 2017 was $0.

c.	All Other Fees. There were no fees billed for services rendered by BDO that are not included in (a) - (c) above in the fiscal years ended June 30, 2018 and June 30, 2017.

d.
(1) The Registrant’s Audit Committee is required to pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the exceptions under Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, and as otherwise required by law. The Audit Committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/ or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(2) Not applicable.

e.	Not applicable.

f.
For the fiscal years ended June 30, 2018 and June 30, 2017, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant and the Registrant’s investment advisor were approximately $0 and $5,175, respectively.

g.
For the fiscal years ended June 30, 2017 and June 30, 2016, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant’s investment adviser (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and/or to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant and the Registrant’s investment advisor were approximately $5,175 and $11,175, respectively.

Item 5. Audit Committee of Listed Registrant.
The Registrant has a separately-designated standing audit committee established in accordance with Sections 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Andrew C. Cooper, William J. Gremp and Eugene S. Stark.

Item 6. Schedule of Investments.
Please see the schedule of investments contained in the report to stockholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The guidelines will be reviewed periodically by Pathway Capital Opportunity Fund Management, LLC and the Registrant’s
noninterested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Pathway Capital Opportunity Fund Management, LLC.

PATHWAYCAPITAL OPPORTUNITY FUND MANAGEMENT, LLC
STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

The guidelines will be reviewed periodically by Pathway Capital Opportunity Fund Management, LLC and the Registrant’s
noninterested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Pathway Capital Opportunity Fund Management, LLC.

Introduction
An investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients. These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies
We will vote proxies relating to our securities in the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so. Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records
You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Pathway Capital Opportunity Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Item 8. Portfolio Managers of Closed-End Investment Companies.
Information pertaining to the portfolio managers of the Registrant, as of June 30, 2018, is set forth below.

The management of the Registrant’s investment portfolio is the responsibility of the Adviser and its professionals, which currently include John F. Barry III, Chief Executive Officer of the Adviser; M. Grier Eliasek, President and Chief Operating

Officer of the Adviser, Chairman of our Board of Directors, and our Chief Executive Officer and President; Michael D. Cohen,
Executive Vice President of the Adviser and our Executive Vice President; and Kristin Van Dask, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Adviser and our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, as well as David L. Belzer, John G. Burges, and John W. Kneisley. The Adviser’s professionals must approve each new investment that the Registrant makes. The Adviser’s professionals are not employed by the Registrant, and receive no compensation from the Registrant in connection with their portfolio management activities. The portfolio managers receive compensation through an affiliate of the Adviser that includes an annual base salary, an annual individual performance bonus and contributions to a retirement plan in connection with their services.

Our executive officers, certain of our directors and certain finance professionals of the Adviser are also officers, directors, managers, and/or key professionals of Prospect Capital Management L.P., Prospect Administration LLC, Priority Income Fund, Inc., Priority Senior Secured Income Management, LLC, Prospect Capital Corporation and/or Stratera entities. These persons have legal obligations with respect to those entities that are similar to their obligations to us, which could present conflicts of interest. In the future, these persons and other affiliates of Prospect Capital Management or Stratera may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, Prospect Capital Management or Behringer Harvard may grant equity interests in our Adviser to certain management personnel performing services for our Adviser. See “Management”.

Set forth below is additional information regarding additional entities that are managed by the professionals of the Adviser.
All of the entities below pay an advisory fee based on performance.

Name	Entity	Investment Focus	Gross Assets (1)
Prospect Capital Corporation (2)	Business Development Company	Investments in senior secured loans, subordinated debt, unsecured debt, equity and junior debt tranches of collateralized loan obligations and equity of a broad portfolio of U.S. companies.	$5.8 billion
Priority Income Fund, Inc.	Closed-end management investment company	Investments in senior secured loans, via CLO debt and equity investments, of companies whose debt is rated below investment grade or, in limited circumstances, unrated.	$386.3 million

(1) Gross assets are calculated as of June 30, 2018 for Prospect Capital Corporation and Priority Income Fund, Inc.
(2) Mr. Cohen is not involved in management of this entity.

Our Adviser and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management L.P., Prospect Administration LLC, Prospect Capital Corporation, and Stratera Holdings. However, Prospect Capital Management L.P. and Stratera Holdings believe that our Adviser’s professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. To the extent permitted by the 1940 Act and staff interpretations, our Adviser may seek to have us and one or more other investment accounts managed by our Adviser or any of its affiliates participate in an investment opportunity. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

Investment Personnel
The Registrant’s investment adviser is led by Messrs. Barry, Eliasek, Cohen and Ms. Van Dask and assisted by David L. Belzer, John G. Burges, Mark D. Hull and John W. Kneisley, who serve as Managing Director, Managing Director, Principal and Managing Director, respectively, for Pathway Capital Opportunity Fund Management, LLC. These individuals have served in their respective roles since we were incorporated in February 2013 (except for Ms. Van Dask whose role began since April 2018). Biographical information for Messrs. Barry, Belzer, Burges, Hull and Kneisley is set forth below. See “Management” for biographical information regarding our other portfolio managers.

John F. Barry III is the Chief Executive Officer of our Adviser with over 35 years of experience as a lawyer, investment banker, venture capitalist and private equity investor, and his service on various boards of directors. In addition to overseeing the Adviser and Prospect Capital Corporation, Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Mr. Barry managed the Corporate Finance Department of L.F. Rothschild & Company from 1988 to 1989, focusing on private equity and debt financing for energy and other companies, and was a founding member of the project finance group at Merrill Lynch & Co. The Company also benefits from Mr. Barry’s experience prior to Merrill Lynch working as a corporate securities lawyer from 1979 to 1983 at Davis Polk & Wardwell, advising energy and finance companies and their commercial and investment bankers. Prior to Davis Polk & Wardwell, Mr. Barry served as Law Clerk to Judge J. Edward Lumbard, formerly Chief Judge of the United States Court of Appeals for the Second Circuit. Mr. Barry’s service as Chief Executive Officer of our Adviser, as Chairman and Chief Executive Officer of Prospect Capital Corporation, as President and Secretary of Prospect Capital Management and as President, Secretary and Managing Director of Prospect Administration provides him with a continuously updated understanding of investment companies, their operations, and the business and regulatory issues facing the Company. Mr. Barry earned his J.D. cum laude from Harvard Law School, where he was an officer of the Harvard Law Review, and his Bachelor of Arts magna cum laude from Princeton University, where he was a University Scholar.

David L. Belzer is a Managing Director of our Adviser with 20 years of finance industry experience. Mr. Belzer leads Prospect
Capital Management’s Energy and Infrastructure company investment activities, is responsible for originating, executing, and managing debt and equity investments in the energy and infrastructure sectors, including oil and gas exploration and production, oil and gas services, and pipelines and is part of the senior management team overseeing investment approval, portfolio management, growth initiatives, and other management functions. Mr. Belzer serves a similar role at Prospect Capital Management since 2004. From 1998 to 1999, Mr. Belzer was a member of the Structured Finance Group at GE Capital, where he focused onoriginating and executing investments in the oil and gas sector. From 1996 to 1998, Mr. Belzer worked at Wheelabrator Technologies, a developer of waste-to-energy plants. While at Wheelabrator, Mr. Belzer focused on power plant acquisitions and development of the company’s inside-the-fence cogeneration strategy in the northeast. Mr. Belzer holds an MBA from the Olin School of Business at Washington University and a BA from the University of Indiana.

John G. Burges is a Managing Director of our Advisor with more than 22 years of finance industry experience. Mr. Burges is responsible for originating, executing and managing debt and equity investments in the oil and gas production, midstream gathering and processing, oilfield services, infrastructure and energy related industrial sectors. Mr. Burges serves a similar role at Prospect Capital Management. Mr. Burges previously worked for 16 years in investment banking and securities in London and New York with Deutsche Bank, Merrill Lynch, and Knight Capital, where he was a Managing Director. In his roles, Mr.
Burges was responsible for advising and financing public companies in the utility, resource, and energy sectors. Mr. Burges has public company board and executive experience as President, CEO, and Director of a Canadian listed resource company, and as Chairman and an officer in an energy company which acquired and operated gas power generation assets in the Northeast of the US. Mr. Burges holds an MBA from Columbia Business School and a BA (Hons) from Bristol University in England.

Harris Sheikh is a Portfolio Manager of our Advisor with 13 years of finance industry experience. Mr. Sheikh is responsible for originating, executing, and managing investments in the infrastructure and energy sectors. From 2007 to 2014, Mr. Sheikh was an investment professional at Silver Point Capital, where his investment focus included private and public debt investmentsdistressed debt financings, and private equity. From 2004 to 2007, Mr. Sheikh was an Analyst at Prudential Capital Group in the restructuring group. Mr. Sheikh holds a BS in Finance from Rutgers University.

John W. Kneisley is a Managing Director of our Adviser with 26 years of finance industry experience. Mr. Kneisley is part of the senior management team overseeing investment approval, portfolio management, growth initiatives, and other management functions. Mr. Kneisley serves a similar role at Prospect Capital Management and Priority Senior Secured Income Management. From 2006 to 2011, Mr. Kneisley was a senior member of the private investment group at Silver Point Capital, a credit oriented hedge fund. At Silver Point Capital, Mr. Kneisley was responsible for portfolio management, origination, and execution of senior secured loans and certain control investments. Mr. Kneisley also managed Silver Point’s five CLOs. From 1991 through 2006, Mr. Kneisley worked at Goldman, Sachs & Co., most recently as a Managing Director in the Leveraged Finance group where he was responsible for originating, structuring and executing senior secured loans, high yield bonds, bridge loans and acquisition financings for corporate and sponsor clients. Mr. Kneisley holds a BA summa cum laude from DePauw University, where he was a member of Phi Beta Kappa.

The following table sets forth, as of June 30, 2018 the dollar range of our equity securities that are owned by each of our portfolio managers, based on the net asset value per share of $12.73 per Class I share and $12.71 per Class A share.

Name of Professional	Dollar Range of Equity Securities (1)
John F. Barry III (2)	$100,001-$500,000
M. Grier Eliasek	None
Michael D. Cohen(3)	$100,001-$500,000
Kristin Van Dask	None
John W. Kneisley	None
David L. Belzer	$10,001-50,000
John G. Burges	None
Harris Sheikh	None

(1)The dollar ranges of equity securities are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000,
$500,001-$1,000,000 or over $1,000,000.

(2)Mr. Barry may be deemed to share beneficial ownership with our Adviser by virtue of his control of Prospect Capital
Management, which owns 50% of our Adviser.

(3)Represents the portion of the shares beneficially owned by Stratera Holdings, LLC in which Mr. Cohen has a pecuniary interest as a member of Stratera Holdings, LLC. In addition, a portion of these shares are reported because they are held by a trust in which Mr. Cohen’s spouse is a co-trustee, and Mr. Cohen disclaims ownership of such shares.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Neither the Registrant nor its Adviser, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934, other than the 10,435, 2,899 and 2,899 Class I shares that our Adviser purchased on July 30, 2013, February 12, 2014 and July 22, 2014, respectively, for $13.80 per share, respectively.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATHWAY CAPITAL OPPORTUNITY FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: August 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: August 29, 2018

By: /s/ Kristin Van Dask
Kristin Van Dask
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: August 29, 2018